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                                                                    EXHIBIT 23.1

          CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Targeted Genetics Corporation 1999 Stock
Option Plan, of our report dated February 13, 2004, with respect to the consolidated financial statements of Targeted Genetics Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

                                           /s/ ERNST & YOUNG LLP




Seattle, Washington
June 17, 2004